SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: June 19, 2001


                                DYNAMIC I-T, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)



Colorado                       0-10065                 82-0379959
----------------              -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation)


                    2504 11th Street, Santa Monica, CA 90405
           ----------------------------------------------------------
                                    (ADDRESS)

     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 392-8179







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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     On June 14, 2001, Satnet, Ltd. and Complex Holdings, Ltd., owners of a total of 30,100,000 shares of common stock, returned their stock to treasury for cancellation.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On June 14, 2001, the Board approved the exchange of all of the shares of Banknet, LTD., its wholly owned subsidiary, to Consolidated Communications Corp. of Ireland ("CCC") in exchange for issuance of 5,205,213 shares of CCC which will be distributed pro rata to the shareholders of Dynamic I-T, Inc. on the record date for an Information Statement to be sent to shareholders, subject to shareholder approval.


ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          None.


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          None.


ITEM 5.   OTHER EVENTS

          None.


ITEM 6.   RESIGNATION AND APPOINTMENT OF DIRECTORS

     On June 14, 2001, the following directors resigned from the Board:

               Melvyn Quiller
               Raymond King
               Patrick Doyle
               Ahmed Abdulla Mannai
               Chafe Omar Abou Richeh
               Brian J. O'Dell

     The remaining directors are Spencer Young and Paul Warshaw.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

     Financial Statements -        None.
     Exhibits -                    None.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 19, 2001                          DYNAMIC I-T, Inc.


                                              By:/s/Spencer H. Young
                                              Spencer H. Young, Vice President




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